Exhibit 99.2

MERCK & CO., INC., RAHWAY, N.J., USA

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2026			2025						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	Full Year
Sales	$16,286	$16,607	$32,893	$15,529	$15,806	$31,335	$17,276	$16,400	$65,011	5%	5%

Costs, Expenses and Other
Cost of sales	4,195	4,395	8,590	3,419	3,557	6,976	3,855	5,551	16,382	24%	23%
Selling, general and administrative	2,700	2,904	5,604	2,552	2,649	5,202	2,633	2,898	10,733	10%	8%
Research and development	12,592	9,741	22,333	3,621	4,048	7,669	4,234	3,886	15,789	*	*
Restructuring costs	195	151	346	69	560	629	47	213	889	-73%	-45%
Other (income) expense, net	138	99	237	(35)	(7)	(43)	(238)	432	151	*	*
(Loss) Income Before Taxes	(3,534)	(683)	(4,217)	5,903	4,999	10,902	6,745	3,420	21,067	*	*
Income Tax Provision	709	654	1,363	818	571	1,388	958	458	2,804
Net (Loss) Income	(4,243)	(1,337)	(5,580)	5,085	4,428	9,514	5,787	2,962	18,263	*	*
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(3)	(2)	(5)	6	1	8	2	(1)	9
Net (Loss) Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	$(4,240)	$(1,335)	$(5,575)	$5,079	$4,427	$9,506	$5,785	$2,963	$18,254	*	*

(Loss) Earnings per Common Share Assuming Dilution (1)	$(1.72)	$(0.54)	$(2.26)	$2.01	$1.76	$3.77	$2.32	$1.19	$7.28	*	*

Average Shares Outstanding Assuming Dilution (1)	2,472	2,470	2,471	2,531	2,513	2,522	2,498	2,488	2,507
Tax Rate	-20.1%	-95.9%	-32.3%	13.9%	11.4%	12.7%	14.2%	13.4%	13.3%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the Company recorded a net loss in both the second quarter and first six months of 2026, no potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC., RAHWAY, N.J., USA

THREE AND SIX MONTHS ENDED JUNE 30, 2025 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition- and Divestiture-Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Second Quarter
Cost of sales	$3,557	576		165						741	$2,816
Selling, general and administrative	2,649	15		1						16	2,633
Research and development	4,048	3		53						56	3,992
Restructuring costs	560			560						560	–
Other (income) expense, net	(7)					(61)				(61)	54
Income Before Taxes	4,999	(594)		(779)		61				(1,312)	6,311
Income Tax Provision (Benefit)	571	(102	)(3)	(139	)(3)	14	(3)	(146	)(4)	(373)	944
Net Income	4,428	(492)		(640)		47		146		(939)	5,367
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	4,427	(492)		(640)		47		146		(939)	5,366
Earnings per Common Share Assuming Dilution	$1.76	(0.20)		(0.25)		0.02		0.06		(0.37)	$2.13

Tax Rate	11.4%										15.0%

June YTD
Cost of sales	$6,976	1,196		201						1,397	$5,579
Selling, general and administrative	5,202	38		1						39	5,163
Research and development	7,669	10		53						63	7,606
Restructuring costs	629			629						629	–
Other (income) expense, net	(43)	(3)				(168)				(171)	128
Income Before Taxes	10,902	(1,241)		(884)		168				(1,957)	12,859
Income Tax Provision (Benefit)	1,388	(219	)(3)	(157	)(3)	36	(3)	(146	)(4)	(486)	1,874
Net Income	9,514	(1,022)		(727)		132		146		(1,471)	10,985
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	9,506	(1,022)		(727)		132		146		(1,471)	10,977
Earnings per Common Share Assuming Dilution	$3.77	(0.40)		(0.29)		0.05		0.06		(0.58)	$4.35

Tax Rate	12.7%										14.6%

Only the line items that are affected by non-GAAP adjustments are shown.

The Company is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the Company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales reflect expenses for the amortization of intangible assets and intangible asset impairment charges, partially offset by a decrease in the estimated fair value measurement of liabilities for contingent consideration. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses reflect the amortization of intangible assets.

(2) Amounts primarily include employee separation costs, accelerated depreciation and asset impairments associated with facilities to be closed or divested related to activities under the Company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents tax benefits primarily resulting from favorable audit reserve adjustments.

MERCK & CO., INC., RAHWAY, N.J., USA
 FRANCHISE / KEY PRODUCT SALES
SECOND QUARTER 2026
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	2Q 2026	2Q 2025	% Change	2Q 2026	2Q 2025	% Change	2Q 2026	2Q 2025	% Change
TOTAL SALES (1)	$16,607	$15,806	5	$9,367	$8,836	6	$7,240	$6,969	4
PHARMACEUTICAL	14,760	14,050	5	8,827	8,328	6	5,933	5,722	4
Oncology
Keytruda	7,904	7,956	-1	4,611	4,749	-3	3,293	3,207	3
Keytruda Qlex	463		-	395		-	68		-
Alliance Revenue – Lynparza (2)	365	370	-1	167	174	-4	198	195	2
Alliance Revenue – Lenvima (2)	283	265	7	194	183	6	90	83	8
Welireg	271	162	67	214	138	55	57	24	133
Alliance Revenue – Reblozyl (3)	122	107	15	98	88	11	25	19	31
Vaccines (4)
Gardasil/Gardasil 9	1,169	1,126	4	542	545	-1	626	581	8
ProQuad/M-M-R II/Varivax	592	609	-3	438	481	-9	154	128	20
Capvaxive	184	129	42	138	129	7	45		-
Vaxneuvance	148	229	-35	69	136	-50	80	93	-14
RotaTeq	134	121	10	84	60	39	50	61	-18
Enflonsia	2		-				2		-
Cardiometabolic & Respiratory
Winrevair	588	336	75	522	323	61	66	12	*
Ohtuvayre	204		-	204		-
Alliance Revenue - Adempas/Verquvo (5)	126	123	3	112	108	4	14	15	-1
Adempas (6)	78	80	-2				78	80	-2
Infectious Diseases
Bridion	497	461	8	460	411	12	37	50	-25
Prevymis	295	228	29	147	115	28	148	113	31
Delstrigo	101	83	21	13	14	-7	88	70	27
Zerbaxa	77	74	4	44	45	-3	34	29	14
Isentress/Isentress HD	60	86	-30	36	48	-26	24	38	-36
Dificid	22	96	-77	11	83	-87	12	13	-11
Lagevrio	5	83	-95	1	30	-96	3	52	-94
Diabetes
Januvia	258	372	-31	149	216	-31	109	155	-30
Janumet	171	251	-32	28	68	-59	143	184	-22
Other Pharmaceutical (7)	641	703	-9	150	184	-18	489	520	-6
ANIMAL HEALTH	1,775	1,646	8	535	499	7	1,240	1,147	8
Livestock	1,041	961	8	202	190	6	838	771	9
Companion Animal	734	685	7	333	309	8	402	376	7
Other Revenues (8)	72	110	-35	5	9	-44	67	100	-33

*200% or greater
Sum of U.S. plus international may not equal global due to rounding.
(1) Only select products are shown.
(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties.
(4) Total Vaccines sales were $2,361 million and $2,370 million on a global basis in the second quarter of 2026 and 2025, respectively.
(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in the Company's marketing territories.
(7) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $10 million and $43 million on a global basis in the second quarter of 2026 and 2025, respectively.
(8) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of milestone payments for out-licensed products were $0 million and $5 million on a global basis in the second quarter of 2026 and 2025, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA
 FRANCHISE / KEY PRODUCT SALES
JUNE YEAR-TO-DATE 2026
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3b

	Global			U.S.			International
	June YTD 2026	June YTD 2025	% Change	June YTD 2026	June YTD 2025	% Change	June YTD 2026	June YTD 2025	% Change
TOTAL SALES (1)	$32,893	$31,335	5	$18,532	$17,359	7	$14,361	$13,977	3
PHARMACEUTICAL	29,109	27,688	5	17,338	16,254	7	11,771	11,434	3
Oncology
Keytruda	15,810	15,161	4	9,210	9,057	2	6,600	6,104	8
Keytruda Qlex	590		-	501		-	89		-
Alliance Revenue – Lynparza (2)	706	682	4	315	319	-1	391	363	8
Alliance Revenue – Lenvima (2)	539	523	3	369	368	0	170	155	9
Welireg	470	300	57	366	261	40	103	39	166
Alliance Revenue – Reblozyl (3)	270	226	20	226	189	20	45	37	21
Vaccines (4)
Gardasil/Gardasil 9	2,238	2,453	-9	1,027	1,082	-5	1,211	1,371	-12
ProQuad/M-M-R II/Varivax	1,130	1,148	-2	847	903	-6	283	245	16
Capvaxive	325	236	38	256	235	9	69	1	*
Vaxneuvance	350	459	-24	192	275	-30	158	184	-14
RotaTeq	340	349	-3	249	225	11	91	125	-27
Enflonsia	3		-	-1		-	4		-
Cardiometabolic & Respiratory
Winrevair	1,114	615	81	999	591	69	114	24	*
Ohtuvayre	335		-	335		-
Alliance Revenue - Adempas/Verquvo (5)	235	229	3	221	205	8	14	23	-40
Adempas (6)	156	147	6				156	147	6
Infectious Diseases
Bridion	969	902	7	887	789	12	82	113	-27
Prevymis	568	436	30	282	217	30	285	219	30
Delstrigo	176	150	17	23	29	-21	153	121	26
Zerbaxa	159	145	10	95	87	9	64	57	12
Isentress/Isentress HD	119	176	-32	71	99	-29	49	77	-37
Dificid	56	179	-69	35	155	-77	21	24	-10
Lagevrio	32	185	-82	18	66	-73	15	119	-87
Diabetes
Januvia	625	921	-32	401	561	-29	224	360	-38
Janumet	378	498	-24	96	133	-28	283	366	-23
Other Pharmaceutical (7)	1,416	1,568	-10	318	408	-22	1,097	1,160	-5
ANIMAL HEALTH	3,566	3,234	10	1,054	1,001	5	2,512	2,233	12
Livestock	2,105	1,885	12	414	384	8	1,691	1,501	13
Companion Animal	1,461	1,349	8	640	617	4	821	732	12
Other Revenues (8)	218	413	-47	140	104	35	78	310	-75

*200% or greater
Sum of U.S. plus international may not equal global due to rounding.
(1) Only select products are shown.
(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.
(3) Alliance Revenue represents royalties.
(4) Total Vaccines sales were $4,675 million and $4,977 million on a global basis for June YTD 2026 and 2025, respectively.
(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.
(6) Net product sales in the Company's marketing territories.
(7) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $171 million and $87 million on a global basis for June YTD 2026 and 2025, respectively.
(8) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of milestone payments for out-licensed products were $132 million and $100 million on a global basis for June YTD 2026 and 2025, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA
 PHARMACEUTICAL GEOGRAPHIC SALES
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2026			2025						% Change
	1Q	2Q	June YTD	1Q	2Q	June YTD	3Q	4Q	Full Year	2Q	June YTD
TOTAL PHARMACEUTICAL	$14,349	$14,760	$29,109	$13,638	$14,050	$27,688	$15,611	$14,843	$58,142	5	5

United States	8,512	8,827	17,338	7,927	8,328	16,254	9,493	8,662	34,409	6	7
% Pharmaceutical Sales	59.3%	59.8%	59.6%	58.1%	59.3%	58.7%	60.8%	58.4%	59.2%
Europe (1)	2,725	2,801	5,525	2,384	2,551	4,935	2,675	2,839	10,449	10	12
% Pharmaceutical Sales	19.0%	19.0%	19.0%	17.5%	18.2%	17.8%	17.1%	19.1%	18.0%
Latin America	624	636	1,260	589	654	1,243	691	644	2,578	-3	1
% Pharmaceutical Sales	4.3%	4.3%	4.3%	4.3%	4.7%	4.5%	4.4%	4.3%	4.4%
Asia Pacific (other than China and Japan)	569	636	1,205	535	609	1,144	593	586	2,323	5	5
% Pharmaceutical Sales	4.0%	4.3%	4.1%	3.9%	4.3%	4.1%	3.8%	4.0%	4.0%
Japan	535	558	1,093	651	604	1,255	693	684	2,632	-8	-13
% Pharmaceutical Sales	3.7%	3.8%	3.8%	4.8%	4.3%	4.5%	4.4%	4.6%	4.5%
Eastern Europe/Middle East/Africa	413	408	821	435	451	886	365	348	1,598	-10	-7
% Pharmaceutical Sales	2.9%	2.8%	2.8%	3.2%	3.2%	3.2%	2.3%	2.3%	2.7%
China	353	368	721	668	407	1,075	377	364	1,816	-9	-33
% Pharmaceutical Sales	2.5%	2.5%	2.5%	4.9%	2.9%	3.9%	2.4%	2.5%	3.1%
Canada	137	154	291	125	135	261	134	153	547	14	12
% Pharmaceutical Sales	1.0%	1.0%	1.0%	0.9%	1.0%	0.9%	0.9%	1.0%	0.9%
Other	481	372	855	324	311	635	590	563	1,790	20	35
% Pharmaceutical Sales	3.3%	2.5%	2.9%	2.4%	2.1%	2.4%	3.9%	3.8%	3.2%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC., RAHWAY, N.J., USA
 OTHER (INCOME) EXPENSE, NET - GAAP
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	2Q26	2Q25	June YTD 2026	June YTD 2025
Interest income	$(35)	$(69)	$(70)	$(178)
Interest expense	525	305	1,004	618
Exchange losses	37	78	75	167
Income from investments in equity securities, net (1)	(242)	(100)	(411)	(189)
Net periodic defined benefit plan (credit) cost other than service cost	(127)	(152)	(262)	(300)
Other, net	(59)	(69)	(99)	(161)
Total	$99	$(7)	$237	$(43)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.